UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material pursuant to §240.14a-12

Bob Evans Farms, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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December 29, 2017

Dear Stockholder:

The January 9th special meeting of Bob Evans Farms, Inc. stockholders is fast approaching, and according to our latest records, we have not yet received your proxy vote. The Board of Directors of Bob Evans Farms, Inc. recommends that you vote FOR all items in connection with the merger and related proposals.

Additionally, we wanted to alert you that all three of the nation’s independent advisory firms—ISS, Glass Lewis & Co. and Egan-Jones Rating Company—also recommend that stockholders vote FOR the proposed merger.

Your vote is important—we encourage you to vote TODAY by telephone or via the Internet to ensure that your shares are represented at the important special meeting.

Thank you for your support.

Very truly yours,

/s/ J. Michael Townsley

J. Michael Townsley

President and Chief Executive Officer

TIME IS SHORT—MAKE YOUR VOTE COUNT!

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.

Additional Information and Where to Find It

In connection with the proposed merger, a definitive proxy statement on Schedule 14A has been filed by Bob Evans Farms, Inc. (“Bob Evans”) with the Securities and Exchange Commission (the “SEC”) and mailed to Bob Evans stockholders. BOB EVANS STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents at the Bob Evans website, www.bobevansgrocery.com, under the heading “Investors.”

Participants in the Solicitation

Bob Evans, Post Holdings, Inc. (“Post”) and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Bob Evans in connection with the proposed merger. Information regarding Post’s directors and executive officers is included in Post’s Annual Report on Form 10-K for the year ended September 30, 2017, filed with the SEC on November 17, 2017, and the preliminary proxy statement for Post’s 2018 Annual Meeting of Shareholders, filed with the SEC on November 20, 2017. Information regarding Bob Evans’s directors and executive officers is included in the Bob Evans Annual Report on Form 10-K for the fiscal year ended April 28, 2017, filed with the SEC on June 15, 2017, and the proxy statement for Bob Evans’s 2017 Annual Meeting of Stockholders, filed with the SEC on July 14, 2017. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger is included in the definitive proxy statement that has been filed with the SEC and any other relevant materials filed with the SEC as they become available.